SEALED AIR CORPORATION

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, May 19, 2010

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/see

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

SEALED AIR CORPORATION

If you want to receive a paper or e-mail copy of these documents, You must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before May 9, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688)

E-Mail:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your e-mail)

Internet:	http://www.proxyvoting.com/see

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card.  You cannot use this notice to vote your shares.

Dear Sealed Air Corporation Stockholder:

The 2010 Annual Meeting of Stockholders of  Sealed Air Corporation (the “Company”) will be held at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666, on Wednesday, May 19, 2010 at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

1.                                       Election of Hank Brown as a Director.

2.                                       Election of Michael Chu as a Director.

3.                                       Election of Lawrence R. Codey as a Director.

4.                                       Election of Patrick Duff as a Director.

5.                                       Election of T. J. Dermot Dunphy as a Director.

6.                                       Election of Charles F. Farrell, Jr., as a Director.

7.                                       Election of William V. Hickey as a Director.

8.                                       Election of Jacqueline B. Kosecoff as a Director.

9.                                       Election of Kenneth P. Manning as a Director.

10.                                 Election of William J. Marino as a Director.

11.                                 Ratification of the appointment of KPMG LLP, an Independent Registered Public Accounting Firm, as the independent auditor of Sealed Air for the fiscal year ending December 31, 2010.

12.                                 In accordance with the Proxy Committee’s discretion, upon such other matters as may properly come before the meeting.

Management recommends a vote “FOR” Proposals 1 through11.

The Board of Directors has fixed the close of business on March 22, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of records as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.  Directions to attend the annual meeting where you may vote in person can be found on our website, www.sealedair.com.

Meeting Location:

Teaneck Marriott at Glenpointe

100 Frank W. Burr Boulevard

Teaneck, New Jersey 07666

The following Proxy Materials are available for you to review online:

•                                          the Company’s 2010 Proxy Statement (including all attachments thereto):

•                                          the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•                                          any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:                                       1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

E-mail:                                                             shrrelations@bnymellon.com (you must reference your 11-digit control number in your e-mail)

Internet:                                                       http://www.proxyvoting.com/see

The Proxy Materials for Sealed Air Corporation are available to review at:

http://www.proxyvoting.com/see

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online.

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your share.  On the landing page of the website http://www.proxyvoting.com/see in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.  Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

Explanatory Note

The following is utilized for some participants in the Sealed Air Corporation Profit-Sharing Plan and 401(k) Thrift Plan.  Other participants in those plans will receive full-set delivery of the proxy materials.

SUBJECT:  2010 SEALED AIR BENEFIT PLAN ONLINE PROXY VOTING MATERIALS

Campaign Message

Dear Sealed Air Corporation Stockholder:

We are pleased to provide you with electronic delivery of the 2010 Notice of Annual Meeting, Proxy Statement and the 2009 Annual Report. To access these documents and voting instructions, click here.

If you receive two or more emails, each will have a different control number. This means you have multiple holdings that require you to vote each separately with the different control numbers supplied in each email.

Landing Page

Dear Stockholder and Employee:

You are cordially invited to attend the Annual Meeting of Stockholders of Sealed Air Corporation scheduled for Wednesday, May 19, 2010 at 10:00 a.m. Eastern Time at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666.

Your vote is important to Sealed Air Corporation, so please vote at your earliest convenience.

To vote your proxy online you will need to use your unique control number. Your control number is:

Thank you.

BNY Mellon Shareowner Services

Proxy Voting Agent of

Sealed Air Corporation